Top Air Manufacturing, Inc.

September 12, 1996


Mr. Gregory Wilson
17 East North Street
Hinsdale, IL  60521

Dear Mr. Wilson:

This letter will confirm our agreement with respect to certain services to be performed by you on behalf of Top Air Manufacturing, Inc. ("Top Air") in connection with Top Air's interest in pursuing its discussions with Wayne Whalen, the sole shareholder of Ficklin Machine Co., Inc.
("Ficklin") regarding Top Air's acquisition of Ficklin.

We have agreed that you, either independently or through your investment advisory firm, will perform and render certain investment advisory services, assist Top Air in its due diligence review of Ficklin and its negotiation with Mr. Whalen and other representatives of Ficklin, with respect to such an acquisition.

Your fee for the performance of the services mentioned in the preceding paragraph shall be: (a) the sum of $10,000, payable upon the signing of a letter of intent for a proposed acquisition of Ficklin by Top Air; (b) out of pocket expenses incurred in providing such services; and (c) an option to acquire 50,000 shares of the no par value common stock which option (i) shall be granted as of the closing date of the acquisition, (ii) shall be for a term of ten years, (iii) shall provide for a per share option price equal to the closing bid price of the Top Air common stock on the Nasdaq Bulletin Board on such closing date, and (iv) shall contain such other terms as are reasonably acceptable to Top Air and you.

Please indicate your agreement with all of the foregoing by signing a copy hereof in the space provided below for such purpose.

Very truly yours,

Top Air Manufacturing, Inc.


By:  /s/ Steven R. Lind

Title:  President

Agreed to this 12th day of September, 1996.

 /s/ Gregory Wilson
Gregory Wilson

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF (i) RECEIPT BY THE COMPANY OF AN OPINION OF ITS COUNSEL, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO IT, THAT NO SUCH REGISTRATIONS ARE REQUIRED, OR (ii) REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                             STOCK OPTION AGREEMENT

Grant Date:  January 15, 1997.  Number of Shares to Which Option Relates: 50,000

                                                 Option Price Per Share:  $1.375


         THIS OPTION AGREEMENT is made and effective as of the Grant Date set forth above between TOP AIR MANUFACTURING, INC., an Iowa corporation (the "Company"), and GREGORY WILSON, an individual currently residing at 17 East North Street, Hinsdale, Illinois ("Optionee").

         1. Grant of Option. As of the Grant Date identified above, the Company grants to Optionee, subject to the conditions set forth herein, the right, privilege and option (the "Option") to purchase up to an aggregate of Fifty Thousand (50,000) shares (the "Shares") of the no par value common stock of the Company (the "Common Stock"), at the per share price of One Dollar and Thirty-Seven and One-Half Cents ($1.375).

         2. Term and Exercise of Option. Subject to the exceptions and limitations noted elsewhere herein, the Option may be exercised in whole, or from time to time in part, only during the period commencing as of the Grant Date and ending on the tenth anniversary of the Grant Date (such period to be referred to hereinafter as the "Option Period").

         3. Method of Exercise of Option. Optionee, or, to the extent permitted herein, his personal representative, guardian, heirs, legatees, or any other person authorized to exercise the Option on Optionee's behalf ("Authorized Representative"), may exercise the Option, at any time and from time to time during the Option Period, by delivery to the Secretary of the Company of a written notice of election to exercise, identifying that number of whole Shares as to which exercise is then being sought, which number may not exceed the number of Shares as to which the Option may then be exercised taking into account any and all prior partial exercises of the Option. If the person giving such written notice is not Optionee, the notice also shall identify the nature of such person's authority to exercise the Option. In all cases, such written notice of election must be accompanied by surrender of the original of this Agreement. The Exercise Date shall be the date on which the Secretary receives the written notice of election, unless all required conditions to exercise are not then satisfied within such period, in which case the Exercise Date shall be the first subsequent date on which all such conditions are satisfied. If postponement of the Exercise Date becomes necessary, the Secretary shall give Optionee reasonable advance notice of such postponement. At any time prior to the Exercise Date, Optionee or such other person who submitted the written notice of election to exercise may revoke such election by notice to the Secretary, such revocation to become effective upon receipt. In the event of any partial exercise of the Option and surrender of this Agreement to the Company, the Secretary of the Company will make the appropriate notation of the partial exercise on this Agreement, and return the original Agreement to Optionee or his Authorized Representative, as the case may be.

         Payment in full for that number of Shares as to which the Option is being exercised must be received by the Secretary of the Company concurrent with the written notice of election. Payment shall be in cash or by certified or cashiers' check, payable and acceptable to the Company, for the Shares with respect to which the Option is being exercised or in lieu of cash, optionee may request the Company withhold the number of shares, upon exercise of the option, having a "Fair Market Value" (as hereinafter defined) on the first trading day immediately preceding the Exercise Date equal to the aggregate purchase price. As used herein, the term "Fair Market Value" shall equal the closing price of the Common Stock on the principal national exchange on which such shares are traded or if not so listed, then the average of the closing ask and bid prices in the over-the-counter market or if not so reported, then the Fair Market Value as reasonably determined by the Company's Board of Directors.

         On the Exercise Date, the Company shall make delivery to Optionee of the number of Shares as to which the Option has been exercised. To the extent that the exercise of the Option obligates the Company to pay withholding taxes on behalf of Optionee, the Company will pay the minimum amount of such withholding taxes then due and at the option of Optionee (i) be reimbursed by the Optionee simultaneously with the delivery of the number of Shares as to which the Option has been exercised, in cash or by certified or cashiers check for the amount of the withholding obligation or (ii) withhold from the Shares then issuable to Optionee a number of Shares having a Fair Market Value on the on the first trading day immediately preceding the Exercise Date equal to the amount of such payment, in which event Optionee shall have no further rights to such withheld Shares.

         4. Nontransferability of Option. The Option may not be transferred by the Optionee and Optionee agrees not to transfer the Option, other than (i) by will or the laws of descent and distribution, or (ii) by transfer to one or more revocable living trusts created during his lifetime of which Optionee is the primary beneficiary, provided that Optionee is either a trustee or a co-trustee of such trust and the trustee or all co-trustees confirm in writing his or their agreement to be bound by the terms of this Option.

         If Optionee dies or becomes incapacitated while entitled to exercise the Option, Optionee's personal representative, guardian, heir or legatee, as the case may be, shall have the full right to exercise the Option, but, in either case, only to the extent that Optionee was entitled to exercise the Option on the day immediately prior to Optionee's death or incapacity.

         5.   Stockholder   Rights.   Neither   Optionee   nor  any   Authorized
Representative shall have any rights as a stockholder with respect to any of the

Shares until the Option shall have been exercised with respect to such Shares and such Shares have been issued in the name of Optionee or Authorized Representative, as the case may be.

         6. Adjustments. In the event of any change in the outstanding shares of Common Stock, whether the number of Shares are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company or other entity through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or exchange of shares or other similar transaction, the aggregate number of Shares subject to issuance under the Option shall be appropriately and proportionately adjusted. Any such adjustment in the Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the Exercise Price for each Share or other security covered by the Option. The provisions of this paragraph shall not apply to shares of Common Stock issued pursuant to an employee or director stock option plan, or other stock based plans of the Company for the benefit of its officers, directors or employees, or any Shares issued pursuant to an exercise of the Option.

         7. Agreement to Hold Shares; Securities Law Restrictions. Optionee acknowledges his understanding that neither this Option or the Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and that subject to paragraph 12 below, the Company is under no obligation to register this Option or such Shares. Optionee further acknowledges his understanding and agreement that as a result of the foregoing, neither this Option nor any of the Shares may be transferred in the absence of
(i) receipt by the Company of an opinion of its counsel, or other counsel reasonably acceptable to it that no such registration is required, or (ii) registration under the "Act" and all applicable state securities laws. Accordingly, if, at the time of the exercise of the Option (whether in whole or in part), in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for Optionee to agree to hold any Shares issued to Optionee for investment purposes only and without intention to resell or distribute same and for Optionee to agree to dispose of such Shares only in compliance with such laws and regulations, Optionee agrees, upon the request of the Company, and at the Company's expense, to execute and deliver to the Company an agreement to such effect.

         8. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Iowa.

         9. Nonqualified Stock Option. This Option is not intended to be, and will not be treated as, an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended and in effect from time to time.

         10. Consideration. This Option is granted as partial payment to Optionee in connection with certain services performed by Optionee for the Company.

         11. Representations of the Company. The Company hereby represents to Optionee that (i) it has sufficient authorized and unissued shares of Common Stock available for issuance to Optionee upon the exercise of the Option, and

(ii) this Option and the Shares issuable hereunder have been duly authorized, and the Shares, when so issued to Optionee pursuant to the Option, will be validly issued, fully paid and nonassessable.

         12. Registration Rights. (a) If, at any time during the Option Period, the Company proposes to file a registration statement on form S-8 (or any successor form) relating to stock based plans or to amend any such registration statement to increase the number of shares of Common Stock subject to such plan, it will, prior to such filing, give written notice to Optionee of its intention to do so and, upon the written request of Optionee given within ten (10) days after the Company provides such notice, the Company shall use all reasonable efforts to cause all of the Shares then remaining subject to the Option and the Option to be registered under the Act; provided, that, (i) in the opinion of counsel for the Company, the Option and the Shares remaining issuable on the exercise thereof are permitted to be so registered; and (ii) the Company shall have the right to postpone or withdraw any such registration proposed or filed without obligation to Optionee. Further, Optionee shall do all things reasonably requested by the Company to effect the registration of the Option and Shares, including, without limitation, providing the Company with all necessary information required to be included in any such registration statement and giving the Company appropriate representations, warranties and undertakings as reasonably requested by the Company.

              (b) If, at any time during the Option Period, the Company proposes to file a "Qualifying Registration Statement" (as hereinafter defined), it will, prior to such filing, give written notice to Optionee of its intention to do so (the "Notice") and, upon the written request of Optionee, specifying the number of "Registrable Shares" (as hereinafter defined) Optionee wishes to be included in such Qualifying Registration Statement, given within ten days after the Company provides such Notice, the Company shall use all reasonable efforts to cause such Registrable Shares to be included in such Qualifying Registration Statement for registration under the Act; provided, however, that no shares of Common Stock will be registered pursuant to this subparagraph (b) if (i) such shares are not held of record and beneficially by Optionee, (ii) such shares were issued to Optionee pursuant to an exercise of this Option which occurred more than twelve (12) months prior to the giving of the Notice by the Company to Optionee, (iii) in the case of an underwritten offering by the Company, the underwriter advises the Company that the inclusion of all or a portion of the Registrable Shares will have a material adverse impact upon the sale of the shares of Common Stock to be covered by the Qualifying Registration Statement (other than the Registrable Shares); or (iv) Optionee does not enter into an agreement with the Company and/or underwriter, if applicable, with respect to customary representations and warranties of Optionee and such other matters as may be reasonable under the circumstances. The Company shall be responsible for all costs and expenses associated with the inclusion of the Registrable Shares in the Qualifying Registration Statement other than any underwriting discounts and commissions and the registration fees associated therewith. As used herein, the term: (i) "Registrable Shares" means shares of Common Stock which have been issued to and are then held of record and beneficially by Optionee pursuant to an exercise of this Option, and shall also include any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); and
(ii) "Qualifying Registration Statement" means a registration statement in which the Company intends to register shares of Common Stock for sale by the Company other than (A) for issuance under any stock-based plan for officers, directors, employees and/or consultants of the Company, or (B) in connection with any business combination or other transaction described in Part A of the General Instructions to Form S-4. For the purposes of this Section 12(b) Optionee shall include Optionee or an Authorized Representative.

         IN WITNESS WHEREOF, the parties hereto have, by a duly authorized representative, executed this Agreement as of the 15th of January, 1997.


                                      TOP AIR MANUFACTURING, INC.


                                      By------------------------------------
                                      Title---------------------------------


                                      --------------------------------------
                                      Gregory Wilson